Fees Summary	Oct. 08, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,788,890,000
Previously Paid Amount	0
Total Fee Amount	385,145.71
Total Offset Amount	$ 0
Narrative Disclosure	The prospectus supplement to which this Exhibit is attached is a final prospectus for the related offerings. The maximum aggregate offering price of those offerings is $2,788,890,000.
Net Fee	$ 385,145.71
Narrative - Max Aggregate Offering Price	$ 2,788,890,000
Final Prospectus	true